EQ ADVISORS TRUSTSM

EQ/Invesco Comstock Portfolio – Class IA and IB Shares

SUPPLEMENT DATED NOVEMBER 10, 2015 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2015

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Invesco Comstock Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2015. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Portfolio.

Effective immediately, the table in the section of the Summary Prospectus entitled “EQ/Invesco Comstock Portfolio – Class IA and IB Shares—Who Manages the Portfolio—Sub-Adviser: Invesco Advisers, Inc. (“Invesco”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Kevin C. Holt	Lead Portfolio Manager of Invesco	April 2005

Devin E. Armstrong	Portfolio Manager of Invesco	July 2007

James N. Warwick	Portfolio Manager of Invesco	July 2007

Charles DyReyes	Portfolio Manager of Invesco	November 2015